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                                                                    Exhibit 10.7

                                                                  EXECUTION COPY

                               SECURITY AGREEMENT
                               ------------------

                  SECURITY AGREEMENT, dated as of November 10, 2003 (as amended, modified or supplemented from time to time, this "Security Agreement"), among GENTEK INC., a Delaware corporation ("GenTek"), the Domestic Subsidiaries identified on the signature pages hereto as "Grantors" (together with GenTek, each a "Grantor" and collectively, the "Grantors"), and BNY ASSET SOLUTIONS LLC, a Delaware limited liability company, in its capacity as administrative agent (in such capacity, together with any successor administrative agent, the "Administrative Agent") for the financial institutions (the "Lenders") from time to time party to the Loan Agreement referred to below.

                                   WITNESSETH:

                  WHEREAS, the Guarantors are party to that certain Senior Term Loan and Guarantee Agreement dated as of the date hereof (as from time to time amended, restated, supplemented or otherwise modified, the "Loan Agreement") by and among the Grantors, the Lenders and the Administrative Agent;

                  WHEREAS, in order to induce the Administrative Agent and the Lenders to enter into the Loan Agreement and the other Loan Documents, the Grantors have agreed to grant a continuing Lien on the Collateral in favor of the Administrative Agent, for the benefit of the Administrative Agent and the Lenders, to secure the Obligations;

                  NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. DEFINED TERMS. The following terms shall have the following respective meanings:

                  "Accounts" means, with respect to a Grantor, all of such Grantor's now owned or hereafter acquired or arising accounts, as defined in the UCC, including any rights to payment for the sale or lease of goods or rendition of services, whether or not they have been earned by performance.

                  "Chattel Paper" means, with respect to a Grantor, all of such Grantor's now owned or hereafter acquired chattel paper, as defined in the UCC, including electronic chattel paper.

                  "Collateral" has the meaning set forth in Section 2 hereof.

                  "Contract" and "Contracts" have the respective meanings set forth in Section 18(b) hereof.

                  "Copyright Licenses" means any written agreement naming any Grantor as licensor or licensee granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

                  "Copyrights" means all works capable of copyright, including, without limitation, in (i) all original works of authorship fixed in any tangible medium of expression, all mask works fixed in a chip product, and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States or any other country, or any political subdivision thereof,









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all whether now or hereafter owned by such Grantor, including, but not limited to, those registrations or applications for registrations described on Schedule C annexed hereto and made a part hereof, and (ii) all extensions or renewals thereof, subject to any exclusive licenses (a) granted prior to the date hereof,
(b) granted in the future, to the extent permitted by the Loan Agreement, or (c) otherwise approved of by Administrative Agent.

                  "Documents" means, with respect to a Grantor, all documents as such term is defined in the UCC, including bills of lading, warehouse receipts or other documents of title, now owned or hereafter acquired by such Grantor.

                  "Equipment" means, with respect to a Grantor, all of such Grantor's now owned and hereafter acquired machinery, equipment, furniture, furnishings, fixtures and other tangible personal property (except Inventory), including embedded software, motor vehicles with respect to which a certificate of title has been issued, aircraft, dies, tools, jigs, molds and office equipment, as well as all of such types of property leased by such Grantor and all of such Grantor's rights and interests with respect thereto under such leases (including, without limitation, options to purchase); together with all present and future additions and accessions thereto, replacements therefor, component and auxiliary parts and supplies used or to be used in connection therewith, and all substitutes for any of the foregoing, and all manuals, drawings, instructions, warranties and rights with respect thereto; wherever any of the foregoing is located.

                  "General Intangibles" means, with respect to a Grantor, all of such Grantor's now owned or hereafter acquired general intangibles, choses in action and causes of action and all other intangible personal property of such Grantor of every kind and nature (other than Accounts), including, without limitation, all contract rights, payment intangibles, Proprietary Rights, corporate or other business records, inventions, designs, blueprints, plans, specifications, patents, patent applications, trademarks, service marks, trade names, trade secrets, goodwill, copyrights, computer software, customer lists, registrations, licenses, franchises, tax refund claims, any funds which may become due to such Grantor in connection with the termination of any Plan or other employee benefit plan or any rights thereto and any other amounts payable to such Grantor from any Plan or other employee benefit plan, rights and claims against carriers and shippers, rights to indemnification, business interruption insurance and proceeds thereof, property, casualty or any similar type of insurance and any proceeds thereof, proceeds of insurance covering the lives of key employees on which such Grantor is beneficiary, rights to receive dividends, distributions, cash, Instruments and other property in respect of or in exchange for pledged equity interests or Investment Property and any letter of credit, guarantee, claim, security interest or other security held by or granted to such Grantor.

                  "Instruments" means, with respect to a Grantor, all instruments as such term is defined in the UCC, now owned or hereafter acquired by such Grantor.

                  "Intellectual Property" means the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks and the Trademark Licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

                  "Inventory" means, with respect to a Grantor, all of such Grantor's now owned and hereafter acquired inventory, goods and merchandise, wherever located, to be furnished under any contract of service or held for sale or lease, all returned goods, raw materials, work-in-process, finished goods (including embedded software), other materials and supplies of any kind, nature or description


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which are used or consumed in such Grantor's business or used in connection with the packing, shipping, advertising, selling or finishing of such goods, merchandise, and all documents of title or other Documents representing them.

                  "Investment Property" means, with respect to a Grantor, all of such Grantor's right, title and interest in and to any and all: (a) securities whether certificated or uncertificated; (b) securities entitlements; (c) securities accounts; (d) commodity contracts; or (e) commodity accounts.

                  "Patent Licenses" means, with respect to any Grantor, all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent.

                  "Patents" means all patentable works, including, without limitation, all (i) letters patents and patent applications in the United States of America or any other country or any political subdivision, including, but not limited to, those described on Schedule B annexed hereto and made a part hereof and (ii) all reissues, continuations, continuations-in-part, extensions or divisions thereof.

                  "Proprietary Rights" means, with respect to a Grantor, all of such Grantor's now owned and hereafter arising or acquired: licenses, franchises, patents, patent rights, copyrights, works which are the subject matter of copyrights, trademarks, service marks, trade names, trade styles, patent, trademark and service mark applications, and all licenses and rights related to any of the foregoing, and all other rights under any of the foregoing, all extensions, renewals, reissues, divisions, continuations and continuations-in-part of any of the foregoing, and all rights to sue for past, present and future infringement of any of the foregoing.

                  "Supporting Obligations" means all supporting obligations as such term is defined in the UCC, including letters of credit and guaranties issued in support of Accounts, Chattel Paper, Documents, General Intangibles, Instruments or Investment Property.

                  "Trademark Licenses" means, with respect to a Grantor, any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark.

                  "Trademarks" means all (i) trademarks, trade names, trade dress, service marks, domain names, logos and other source indicators, designs and general intangibles of like nature (whether registered or unregistered) and all goodwill of the business represented thereby and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States of America, any State thereof, or any other country or any political subdivision thereof, including, but not limited to, those described on Schedule A annexed hereto and made a part hereof and (ii) all renewals thereof.

                  "UCC" means the Uniform Commercial Code, as in effect from time to time, of the State of New York or of any other state the laws of which are required as a result thereof to be applied in connection with the issue of perfection of security interests.

                  All other capitalized terms used but not otherwise defined herein have the meanings given to them in the Loan Agreement. All other undefined terms contained in this Security Agreement, unless the context indicates otherwise, have the meanings provided for by the UCC to the extent the same are used or defined therein.


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                  2.       GRANT OF LIEN.

                  (a) As security for all Obligations, each Grantor hereby grants to the Administrative Agent, for the benefit of the Administrative Agent and the Lenders, a continuing security interest in, lien on, and right of setoff against, all of the following property and assets of such Grantor, whether now owned or existing or hereafter acquired or arising, regardless of where located:

                                    (i)      all Accounts;

                                    (ii)     all Inventory;

                                    (iii)    all contract rights;

                                    (iv)     all Chattel Paper;

                                    (v)      all Documents;

                                    (vi)     all Instruments;

                                    (vii)    all Intellectual Property;

                                    (viii)   all Supporting Obligations;

                                    (ix)     all General Intangibles;

                                    (x)      all Equipment;

                                    (xi)     all Investment Property;

                                    (xii)    all money, cash, cash equivalents,
         securities and other property of any kind of such Grantor held directly or indirectly by the Administrative Agent or any Lender;

                                    (xiii)   all of such Grantor's deposit
         accounts, credits and balances with and other claims against the Administrative Agent or any Lender or any of their Affiliates or any other financial institution with which such Grantor maintains deposits, including any Payment Accounts;

                                    (xiv)    all other assets and property of
         such Grantor;

                                    (xv)     all books, records and other
         property related to or referring to any of the foregoing, including books, records, account ledgers, data processing records, computer software and other property and General Intangibles at any time evidencing or relating to any of the foregoing; and

                                    (xvi)    all accessions to, substitutions
         for and replacements, products and proceeds of any of the foregoing, including, but not limited to, proceeds of any insurance policies, claims against third parties, and condemnation or requisition payments with respect to all or any of the foregoing;


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provided, however, that notwithstanding any of the other provisions set forth in this Section 2, this Security Agreement shall not constitute a grant of a security interest in any property to the extent that such grant of a security interest is prohibited by any Requirements of Law of a Governmental Authority, requires a consent not obtained of any Governmental Authority pursuant to such Requirement of Law or is prohibited by, or constitutes a breach or default under or results in the termination of or requires any consent not obtained under, any contract, license, agreement, instrument or other document evidencing or giving rise to such property or, in the case of any Investment Property, any applicable shareholder or similar agreement, except to the extent that such Requirement of Law or the term in such contract, license, agreement, instrument or other document or shareholder or similar agreement providing for such prohibition, breach, default or termination or requiring such consent is ineffective under applicable law. The Grantors and the Administrative Agent agree that nothing in the Loan Agreement, the Pledge Agreement or this Security Agreement is intended to result in the direct or indirect pledge of (x) the assets of a "controlled foreign corporation" (as defined in the Code) or (y) more than 65% of the total combined voting power of all classes of stock entitled to vote of a "controlled foreign corporation."

                  All of the foregoing, together with the real property covered by the Mortgage(s), all equity interests in Subsidiaries pledged or required to be pledged to the Administrative Agent under the Pledge Agreement and all other property of each of the Grantors in which the Administrative Agent or any Lender may at any time be granted a Lien as collateral for any of the Obligations, is herein collectively referred to as the "Collateral"; provided, however, "Collateral" shall not include, and no Grantor shall be deemed to have granted a security interest in any of such Grantor's rights or interests in (a) any lease, license, contract, property rights or agreement to which any Grantor is a party or any of its rights or interests thereunder if and for so long as the grant of such security interest shall constitute or result in (i) the abandonment, invalidation or unenforceability of any right, title or interest of any Grantor therein or (ii) in a breach or termination pursuant to the terms of, or a default under, any such lease, license, contract, property rights or agreement (other than to the extent that any provision prohibiting such Grantor from granting a security interest in its rights and interests thereunder in favor of the Administrative Agent would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity); provided, further, that such security interest shall attach immediately at such time as the condition causing such abandonment, invalidation or unenforceability shall be remedied and to the extent severable, shall attach immediately to any portion of such lease, license, contract, property rights or agreement that does not result in any of the consequences specified in (i) or (ii) above; provided, further, that any Account or any money or other amounts due or to become due to such Grantor under any such license, contract or agreement shall at no time be excluded from the Collateral or the security interest granted by such Grantor hereunder in favor of the Administrative Agent, (b) Equipment financed by a Grantor with purchase money Indebtedness or Capital Leases expressly permitted under the Loan Agreement, so long as such Grantor is prohibited from granting a security interest under the terms of such Indebtedness or Capital Lease and only so long as such Indebtedness or Capital Lease remains outstanding, (c) Equipment subject to Liens permitted by Section 6.3(m), so long as such Grantor is prohibited from granting a security interest under the terms of the Indebtedness secured by such Lien and only so long as such Indebtedness remains outstanding, (d) in any of the outstanding Capital Stock or other equity interests of an Excluded Foreign Subsidiary, in excess of 65% of the issued and outstanding shares of the voting Capital Stock or other voting equity interests of such Excluded Foreign Subsidiary; provided that immediately upon the amendment of the Code to allow the pledge of a greater percentage of the voting Capital Stock or other voting equity interest in an Excluded Foreign Subsidiary without adverse tax consequences, the Collateral shall include, and the security interest granted by each Grantor shall attach to, such greater percentage of Capital Stock of each Excluded Foreign Subsidiary.

                  (b) All of the Obligations shall be secured by all of the Collateral.


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                  3.       PERFECTION AND PROTECTION OF SECURITY INTEREST.

                  (a) Each Grantor shall, at its expense, perform all steps reasonably requested by the Administrative Agent in writing at any time to perfect, maintain, protect and enforce the Administrative Agent's Liens, including: (i) executing, delivering and/or filing and recording of the Intellectual Property Security Agreement and filing or authorizing the Administrative Agent to file financing or continuation statements, and amendments thereof, in form and substance reasonably satisfactory to the Administrative Agent; (ii) delivering to the Administrative Agent or its bailee the originals of all Instruments having a value in excess of $1,000,000 and, upon the request of the Administrative Agent, Documents and Chattel Paper of such Grantor having a value in excess of $1,000,000 and all other Collateral of which the Administrative Agent reasonably determines it or its bailee should have physical possession in order to perfect and protect the Administrative Agent's security interest therein, duly pledged, endorsed or assigned to the Administrative Agent without restriction; (iii) delivering to the Administrative Agent or its bailee, upon the Administrative Agent's request, warehouse receipts covering any portion of the Collateral located in warehouses and for which warehouse receipts are issued and certificates of title covering any portion of the Collateral for which certificates of title have been issued; (iv) when an Event of Default has occurred and is continuing, transferring its Inventory to warehouses or other locations designated by the Administrative Agent; (v) placing notations on such Grantor's books of account to disclose the Administrative Agent's security interest; (vi) in the case of Investment Property, Deposit Accounts, Letter-of-Credit Rights and any other relevant collateral, taking any actions necessary to enable the Administrative Agent to obtain "control" (within the meaning of the applicable UCC) with respect thereto (other than, so long as no Event of Default shall have occurred and be continuing, with respect to securities accounts having assets of less than $500,000 on an individual basis maintained therein); (vii) assigning and delivering to the Administrative Agent, upon the request of the Administrative Agent, all Supporting Obligations, including letters of credit, deposit accounts and other relevant collateral on which such Grantor is named beneficiary with the written consent of the issuer thereof; (viii) furnishing to the Administrative Agent and the Lenders from time to time statements and schedules further identifying and describing the assets and property of such Grantor and such other reports in connection therewith as the Administrative Agent may reasonably request, all in reasonable detail and (ix) taking such other steps as are reasonably deemed necessary or desirable by the Administrative Agent to maintain and protect the Administrative Agent's Liens. To the extent permitted by applicable law, the Administrative Agent may (and each Grantor hereby authorizes the Administrative Agent to) file, without the applicable Grantor's signature, one or more financing statements continuation statements or other documents and amendments thereto for the purpose of perfecting, confirming, continuing, enforcing or protecting the Administrative Agent's Liens. Each Grantor authorizes the Administrative Agent to use the collateral description "all personal property [except for ________]" in any such financing statements. Each Grantor hereby ratifies and authorizes the filing by the Administrative Agent of any financing statement with respect to the Collateral made prior to the date hereof. Each Grantor agrees that a carbon, photographic, photostatic or other reproduction of this Security Agreement or of a financing statement is sufficient as a financing statement.

                  (b) From time to time, each Grantor shall, upon the request of the Administrative Agent, execute and deliver confirmatory written instruments pledging to the Administrative Agent, for the ratable benefit of the Administrative Agent and the Lenders, the Collateral in which such Grantor has an interest, but a Grantor's failure to do so shall not affect or limit any security interest or any other rights of the Administrative Agent or any Lender in and to the Collateral with respect to such Grantor. So long as the Loan Agreement is in effect and until all Obligations have been fully satisfied, the Administrative Agent's Liens shall continue in full force and effect in all Collateral.

                  4. LOCATION OF COLLATERAL. (a) Each Grantor represents and warrants to the Administrative Agent and the Lenders that: (A) Schedule I hereto is a correct and complete list of


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such Grantor's chief executive office, the location of its books and records, the locations of the Collateral in which such Grantor has an interest and the locations of all of its other places of business; and (b) Schedule I hereto correctly identifies any of such facilities and locations that are not owned by such Grantor and sets forth the names of the owners and lessors or sublessors of such facilities and locations. Each Grantor covenants and agrees that it will not (i) change its jurisdiction of organization or the location of its chief executive office from the location identified in Schedule I hereto, or (ii) change its name unless it gives the Administrative Agent at least thirty (30) days' (or such lesser number of days agreed to by the Administrative Agent) prior written notice thereof and executes any and all financing statements and other documents that the Administrative Agent reasonably requests in connection therewith.

                  5. JURISDICTION OF ORGANIZATION. Schedule II hereto identifies each Grantor's corporate name, its jurisdiction of incorporation or organization, the type of entity it was organized as and the state organization identification number of such Grantor (if the state of its incorporation or organization provides such organization number).

                  6. TITLE TO, LIENS ON, AND SALE AND USE OF COLLATERAL. Each Grantor represents and warrants to the Administrative Agent and the Lenders and agrees with the Administrative Agent and the Lenders that when financing statements and other filings specified on Schedule 3.12(a) of the Loan Agreement in appropriate form are filed in the offices specified on Schedule 3.12(a) of the Loan Agreement and the filing of the Intellectual Property Security Agreement is made in the U.S. Patent and Trademark Office within three months of the date hereof and in the U.S. Copyright Office within one month of the date hereof against the United States issued registrations and applications for the United States Intellectual Property included in the Collateral (provided that the registration of unregistered copyrights in the U.S. Copyright Office may be required in order to perfect the Lien therein): (a) the security interest granted pursuant to this Security Agreement constitute valid perfected second priority, at any time when an Exit Facility remains outstanding and in effect (or first priority at any time when no Exit Facility remains outstanding or in effect), security interests in all of the Collateral (provided, however, that subsequent recordations in the U.S. Parent and Trademark Office and the U.S. Copyright Office, as applicable, may be necessary to perfect the security interest in issued registrations and applications for other United States Intellectual Property acquired by a Grantor after the date hereof) in favor of the Administrative Agent, for the ratable benefit of the Lenders, as collateral security for such Grantor's Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any Collateral from such Grantor; (b) are prior to all other Liens on the Collateral in existence on the date hereof except for Liens securing the Exit Facility and unrecorded Liens permitted by the Loan Agreement which have priority over the Liens on the Collateral by operation of law (with respect to rights in Intellectual Property to the extent such perfection and priority may be achieved by filings made in the U.S. Patent and Trademark Office and the U.S. Copyright Office); and (c) such Grantor will use, store and maintain the Collateral in which it granted a security interest hereunder in favor of the Administrative Agent with all reasonable care and will use such Collateral for lawful purposes only. Notwithstanding the foregoing, the taking of actions outside the United States may be required in order to perfect the Lien in Intellectual Property included in the Collateral which is protected under non-U.S. law.

                  7.       [INTENTIONALLY OMITTED.]

                  8.       [INTENTIONALLY OMITTED.]

                  9.       [INTENTIONALLY OMITTED.]


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                  10.      ACCOUNTS.

                  (a) No amount payable to such Grantor under or in connection with any Accounts is evidenced by an Instrument or Chattel Paper which has not been delivered to the Administrative Agent or its bailee.

                  (b) The amounts represented by such Grantor to the Lenders from time to time as owing to such Grantor in respect of the Accounts will at such times be accurate.

                  11.      [INTENTIONALLY OMITTED.]

                  12. INVENTORY. Each Grantor represents and warrants to the Administrative Agent and the Lenders and agrees with the Administrative Agent and the Lenders that all of the Inventory owned by such Grantor is and will be held for sale or lease, or to be furnished in connection with the rendition of services, in the ordinary course of such Grantor's business, and is and will be fit for such purposes. Each Grantor will keep its Inventory in good and marketable condition, except for damaged or defective goods arising in the ordinary course of such Grantor's business.

                  13. EQUIPMENT. Each Grantor represents and warrants to the Administrative Agent and the Lenders and agrees with the Administrative Agent and the Lenders that all of the Equipment owned by such Grantor is and will be used or held for use in such Grantor's business, and is and will be fit for such purposes. Each Grantor shall keep and maintain its Equipment in good operating condition and repair (ordinary wear and tear excepted) and shall make all necessary replacements thereof.

                  14.      [INTENTIONALLY OMITTED.]

                  15. DOCUMENTS, INSTRUMENTS AND CHATTEL PAPER. Each Grantor represents and warrants to the Administrative Agent and the Lenders that
(a) all Documents, Instruments and Chattel Paper of such Grantor describing, evidencing, or constituting Collateral, are complete, valid, and genuine, to the best of such Grantor's knowledge, and (b) all goods evidenced by such Documents, Instruments and Chattel Paper are and will be owned by such Grantor, free and clear of all Liens other than Liens permitted under the Loan Agreement.

                  16. RIGHT TO CURE. The Administrative Agent may, in the discretion of the Administrative Agent, and shall, at the direction of the Required Lenders, pay any amount or do any act required of a Grantor hereunder or under any other Loan Document in order to preserve, protect, maintain or enforce the Obligations, the Collateral or the Administrative Agent's Liens therein, and which a Grantor fails to pay or do. All payments that the Administrative Agent makes under this Section 16 and all reasonable out-of-pocket costs and expenses that the Administrative Agent pays or incurs in connection with any action taken by it hereunder shall be reimbursed by the applicable Grantor. Any payment made or other action taken by the Administrative Agent under this Section 16 shall be without prejudice to any right to assert an Event of Default hereunder and to proceed thereafter as herein provided.

                  17. POWER OF ATTORNEY. Each Grantor hereby appoints the Administrative Agent and the Administrative Agent's designee as such Grantor's attorney, with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Administrative Agent the power and right, on behalf of such Grantor,


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without notice to or assent by such Grantor, to do any or all of the following:
(a) to endorse such Grantor's name on any checks, notes, acceptances, money orders or other forms of payment or security that come into the Administrative Agent's or any Lender's possession; (b) to sign such Grantor's name on any invoice, bill of lading, warehouse receipt or other negotiable or non-negotiable Document constituting Collateral in which such Grantor granted a security interest hereunder to the Administrative Agent, on drafts against customers, on assignments of Accounts of such Grantor, on notices of assignment, financing statements and other public records and to file any such financing statements by electronic means with or without a signature as authorized or required by applicable law or filing procedure; (c) so long as any Event of Default has occurred and is continuing, to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys, due or to become due under or with respect to any of the Collateral; (d) so long as any Event of Default has occurred and is continuing, to send requests for verification of Accounts of such Grantor to customers or Account Debtors; (e) to complete in such Grantor's name or the Administrative Agent's name, any order, sale or transaction, obtain the necessary Documents in connection therewith, and collect the proceeds thereof; (f) so long as any Event of Default has occurred and is continuing, to clear Inventory of such Grantor through customs in such Grantor's name, the Administrative Agent's name or the name of the Administrative Agent's designee, and to sign and deliver to customs officials powers of attorney in such Grantor's name for such purpose; and (g) so long as any Event of Default has occurred and is continuing, to do all things necessary to carry out the Loan Agreement and this Security Agreement. In addition, concurrently with the execution and delivery hereof, each Grantor is executing and delivering to the Administrative Agent, in the form of Exhibit B hereto, five originals of a Power of Attorney for the implementation of the assignment, sale or other disposal of the Intellectual Property of such Grantor pursuant to this Security Agreement. Each Grantor ratifies and approves all acts of such attorney. None of the Lenders, the Administrative Agent nor their attorneys will be liable for any acts or omissions or for any error of judgment or mistake of fact or law except for their willful misconduct or gross negligence. This power, being coupled with an interest, is irrevocable until the Loan Agreement has been terminated and the Obligations have been fully satisfied.

                  18. THE ADMINISTRATIVE AGENT'S AND LENDERS' RIGHTS, DUTIES AND LIABILITIES.

                  (a) Each Grantor assumes all responsibility and liability arising from or relating to the use, sale or other disposition of the Collateral. The Obligations shall not be affected by any failure of the Administrative Agent or any Lender to take any steps to perfect the Administrative Agent's Liens or to collect or realize upon any of the Collateral, nor shall loss of or damage to any of the Collateral release any Grantor from any of the Obligations. Following the occurrence and during the continuation of an Event of Default, the Administrative Agent may (but shall not be required to), and at the direction of the Required Lenders shall, without notice to or consent from any of the Grantors, sue upon or otherwise collect, extend the time for payment of, modify or amend the terms of, compromise or settle for cash, credit, or otherwise upon any terms, grant other indulgences, extensions, renewals, compositions or releases, and take or omit to take any other action with respect to the Collateral, any security therefor, any agreement relating thereto, any insurance applicable thereto, or any Person liable directly or indirectly in connection with any of the foregoing, without discharging or otherwise affecting the liability of the Grantors for the Obligations or under the Loan Agreement or any other agreement now or hereafter existing between the Administrative Agent and/or any Lender and any Grantor.

                  (b) It is expressly agreed by each Grantor that, anything herein to the contrary notwithstanding, such Grantor shall remain liable under each of its leases, agreements, contracts and licenses (each a "Contract" and collectively, the "Contracts") to observe and perform all the conditions and obligations to be observed and performed by it thereunder. At the request of the Administrative Agent, a Grantor will deliver copies of each material Contract to which it is a party and each material amendment or modification thereof to the Administrative Agent promptly upon the execution and delivery thereof. None of the Administrative Agent nor any Lender shall have any obligation or liability under any Contract by reason of or arising out of this Security Agreement or the granting herein of a Lien thereon or the receipt by Administrative Agent or any Lender of any payment relating to any Contract pursuant hereto. None of the Administrative Agent nor any Lender shall be required or obligated in any manner to perform or fulfill any of the obligations of a Grantor under or pursuant to any Contract, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                  (c) It is expressly agreed by each Grantor that such Grantor will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor and such proceedings could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Collateral or any interest therein.

                  (d) The Administrative Agent may at any time after an Event of Default shall have occurred and be continuing, subject to the Intercreditor Agreement, without prior notice to the applicable Grantor, notify Account Debtors, parties to the Contracts of such Grantor and obligors in respect of Instruments and Chattel Paper of such Grantor, that the Accounts of such Grantor and the right, title and interest of such Grantor in and under such Contracts, Instruments and Chattel Paper have been assigned to the Administrative Agent, and that payments shall be made directly to the Administrative Agent, for the benefit of the Administrative Agent and the Lenders. Upon the written request of the Administrative Agent, a Grantor shall so notify Account Debtors, parties to Contracts of such Grantor and obligors in respect of Instruments and Chattel Paper of such Grantor.

                  19.      PATENT, TRADEMARK AND COPYRIGHT COLLATERAL.

                  (a) Schedule A lists all registered Trademarks owned by such Grantor in the operation of such Grantor's businesses currently conducted. Except as set forth on Schedule A, such Grantor is the sole owner of, and has full title, free and clear of all liens, in all Trademarks listed on Schedule A and any registrations therefor are valid, subsisting and, to such Grantor's knowledge, in full force and effect. No holding, decision or judgment has been rendered by any Governmental Authority against a Grantor which would limit, cancel or question the validity of, or such Grantor's rights in, any Trademark in any respect that could reasonably be expected to have a Material Adverse Effect. Except as set forth on Schedule A, no action or proceeding is pending, or, to the knowledge of such Grantor, threatened, on the date hereof (i) seeking to limit, cancel or question the validity of any Trademark owned by a Grantor or such Grantor's ownership interest therein, or (ii) which, if adversely determined, would have a material adverse effect on the value of any Trademark owned by a Grantor.

                  (b) Except to the extent a Grantor shall determine in its reasonable business judgment that such Trademark is not material to the conduct of its business, such Grantor (either itself or through licensees) will continue to use all Trademarks currently used in its business, as conducted in order to maintain its Trademarks free from any claim of abandonment for nonuse and such Grantor will not (and will not permit any licensee thereof to) do any act or knowingly omit to do any act whereby any Trademark of such Grantor may become invalidated.

                  (c) Schedule B lists all Patents owned by such Grantor in the operation of such Grantor's businesses currently conducted. Except as set forth on Schedule B, such Grantor is the sole owner of, and has full title, free and clear of all liens, in each of the Patents of such Grantor shown on Schedule B annexed hereto and made a part hereof. As of the date hereof, none of the Patents of such Grantor has been abandoned or assigned, and, except to the extent that the Administrative Agent, upon prior written notice by such Grantor, shall consent, such Grantor will not (and not permit any licensee to) do any act, or knowingly omit to do any act, whereby any of the Patents of such Grantor may become abandoned and such Grantor shall notify the Administrative Agent promptly if it knows or has any reason to know that any Patent may become abandoned. No holding, decision or judgment has been rendered by any Governmental Authority against a Grantor which would limit, cancel or question the validity of, or such Grantor's rights in, any Patent in any respect that could reasonably be expected to have a Material Adverse Effect. No action or proceeding is pending, or, to the knowledge of such Grantor, threatened, on the date hereof (i) seeking to limit, cancel or question the validity of any Patent owned by such Grantor or such Grantor's ownership interest therein, or (ii) which, if adversely determined, would have a material adverse effect on the value of any Patent owned by a Grantor.

                  (d) Schedule C lists all registered Copyrights owned by such Grantor in the operation of such Grantor's businesses currently conducted. Except as set forth on Schedule C, such Grantor is the sole owner of, and has full title, free and clear of all liens, in the Copyrights and each of said Copyrights is subsisting and, to such Grantor's knowledge, in full force and effect. None of the registered Copyrights has been abandoned, assigned or dedicated, and, except to the extent that the Administrative Agent, upon prior written notice by the applicable Grantor, shall consent in writing, such Grantor will not (and not permit any licensee to) do any act, or knowingly omit to do any act, whereby any of the registered Copyrights may become abandoned or dedicated, and each Grantor shall notify the Administrative Agent promptly if it knows of any reason or has reason to know that any such Copyright may become abandoned or dedicated. No holding, decision or judgment has been rendered by any Governmental Authority against a Grantor which would limit, cancel or question the validity of, or such Grantor's rights in, any Copyright in any respect that could reasonably be expected to have a Material Adverse Effect. No action or proceeding is pending, or, to the knowledge of such Grantor, threatened, on the date hereof (i) seeking to limit, cancel or question the validity of any Copyright owned by a Grantor or such Grantor's ownership interest therein, or (ii) which, if adversely determined, would have a material adverse effect on the value of any Copyright owned by a Grantor.

                  (e) Each Grantor shall notify the Administrative Agent promptly (and in no event later than three (3) Business Days) if it knows or has reason to know that any application or registration relating to any of its material patents, trademarks or copyrights (now or hereafter existing) may become abandoned or dedicated, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court) regarding such Grantor's ownership of any such Intellectual Property, its right to register the same, or to keep and maintain the same.

                  (f) In no event shall a Grantor, either directly or through any agent, employee, licensee or designee, file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency without giving the Administrative Agent written notice thereof. Each Grantor shall promptly from time to time (but no less frequently than quarterly) provide the Administrative Agent with a listing of all applications, if any, for new Intellectual Property (together with a listing of the issuance of registrations on presently pending applications for Intellectual Property), which new applications and registrations shall be subject to the terms and conditions hereunder, and come within the terms "trademarks," "patents" and "copyrights" as used herein. Upon reasonable request of the Administrative Agent, a Grantor shall execute and deliver any and all security agreements, documents and assignments as the Administrative


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

Agent may reasonably request to evidence the Administrative Agent's Lien on the Intellectual Properety of such Grantor, and the General Intangibles of such Grantor relating thereto or represented thereby.

                  (g) Each Grantor shall take all actions necessary or reasonably requested by the Administrative Agent to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each of its Intellectual Property (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings, unless such Grantor shall determine in its reasonable business judgment that such Intellectual Property is not material to the conduct of its business.

                  (h) Such Grantor will perform all acts and execute all documents, including, without limitation, the Grants of Security Interest documents attached as Exhibit A hereto, and any other documents reasonably requested by the Administrative Agent at any time to evidence, perfect, maintain, record and enforce the Administrative Agent's interest in the Collateral in favor of the Administrative Agent or otherwise in furtherance of the provisions of this Security Agreement, and each Grantor hereby authorizes the Administrative Agent to execute and file one or more financing statements (and similar documents) or copies thereof or of this Security Agreement in favor of the Administrative Agent.

                  (i) In the event that any of the material Intellectual Property is infringed upon, or misappropriated or diluted by a third party, the applicable Grantor shall notify the Administrative Agent promptly after such Grantor learns thereof. Such Grantor shall, unless it shall reasonably determine that such Intellectual Property is not material to the conduct of its business, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and shall take such other actions as the Administrative Agent shall deem appropriate under the circumstances to protect such patent, trademark or copyright Collateral.

                  (j) Such Grantor will take all necessary and reasonable steps to maintain and protect the Intellectual Property, including, without limitation, filing of renewals, affidavits of use, and opposition, interference and cancellation proceedings (subject inter alia, to dedication, abandonment or invalidation as permitted under paragraphs 19(b), 19(c) and 19(d) hereof).

                  20.      INDEMNIFICATION.

                  In any suit, proceeding or action brought by the Administrative Agent or any Lender relating to any Account, Chattel Paper, Contract, Document, General Intangible or Instrument of a Grantor for any sum owing thereunder or to enforce any provision of any Account, Chattel Paper, Contract, Document, General Intangible or Instrument of a Grantor, the applicable Grantor will save, indemnify and keep the Administrative Agent and the Lenders harmless from and against all expense (including reasonable attorneys' fees and expenses), loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by such Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from such Grantor, except in the case of the Administrative Agent or any Lender, to the extent such expense, loss or damage is attributable to the gross negligence or willful misconduct of the Administrative Agent or such Lender as finally determined by a court of competent jurisdiction. All such obligations of the Grantors shall be and remain enforceable against and only against the Grantors and shall not be enforceable against the Administrative Agent or any Lender.

                  21. LIMITATION ON LIENS ON COLLATERAL. No Grantor will create, permit or suffer to exist, and will defend the Collateral in which it has an interest against, and take such other action as is necessary to remove, any Lien on such Collateral except Liens permitted under the Loan


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

Agreement, and will defend the right, title and interest of the Administrative Agent and the Lenders in and to any of such Grantor's rights under such Collateral against the claims and demands of all Persons whomsoever.

                  22. NOTICE REGARDING COLLATERAL. Each Grantor will advise the Administrative Agent promptly, in reasonable detail, of any Lien (other than Permitted Liens) or claim made or asserted against any of the Collateral.

                  23.      REMEDIES; RIGHTS UPON DEFAULT.

                  (a) In addition to all other rights and remedies granted to it under this Security Agreement, the Loan Agreement, the other Loan Documents and under any other instrument or agreement securing, evidencing or relating to any of the Obligations, if any Event of Default shall have occurred and be continuing, the Administrative Agent may exercise all rights and remedies of a secured party under the UCC or any other applicable law. Without limiting the generality of the foregoing, each Grantor expressly agrees that in any such event the Administrative Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the applicable Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the UCC and other applicable law), may forthwith enter upon the premises of such Grantor where any Collateral is located through self help, without judicial process, without first obtaining a final judgment or giving such Grantor or any other Person notice and opportunity for a hearing on the Administrative Agent's claim or action and may collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at a public or private sale or sales, at any exchange at such prices as it may deem acceptable, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent or any Lender shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of the Administrative Agent and the Lenders, the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption each Grantor hereby releases. Such sales may be adjourned and continued from time to time with or without notice. The Administrative Agent shall have the right to conduct such sales on any Grantor's premises or elsewhere and shall have the right to use any Grantor's premises without charge for such time or times as the Administrative Agent deems necessary or advisable.

                  (b) Each Grantor further agrees, at the Administrative Agent's request during an Event of Default, to assemble the Collateral in which it granted a security interest hereunder to the Administrative Agent and make it available to the Administrative Agent at places which the Administrative Agent shall select, whether at such Grantor's premises or elsewhere. Until the Administrative Agent is able to effect a sale, lease or other disposition of the Collateral, the Administrative Agent shall have the right to hold or use the Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving the Collateral or its value or for any other purpose deemed appropriate by the Administrative Agent. The Administrative Agent shall have no obligation to any Grantor to maintain or preserve the rights of such Grantor as against third parties with respect to the Collateral in which it granted a security interest hereunder to the Administrative Agent while such Collateral is in the possession of the Administrative Agent. The Administrative Agent may, if the Administrative Agent so elects, seek the appointment of a receiver or keeper to take possession of any of the Collateral and to enforce any of the Administrative Agent's remedies (for the benefit of the Administrative Agent and the Lenders), with respect to such appointment without prior notice or hearing as to such appointment. The Administrative Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the Obligations as provided in the Loan Agreement, and only after so paying over such net proceeds, and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-615(a)(3) of the UCC, need the Administrative Agent account for the surplus, if any, to the applicable Grantors. To the maximum extent permitted by applicable law, each Grantor waives all claims, damages and demands against the Administrative Agent or any Lender arising out of the repossession, retention or sale of any of the Collateral except such as arise solely out of the gross negligence or willful misconduct of the Administrative Agent or such Lender as finally determined by a court of competent jurisdiction. Each Grantor agrees that ten (10) days prior notice by the Administrative Agent of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. The Grantors shall, jointly and severally, remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Obligations, including any attorneys' fees or other expenses incurred by the Administrative Agent or any Lender to collect such deficiency.

                  (c) If an Event of Default shall have occurred and be continuing, the Administrative Agent may (without assuming any obligations or liability thereunder), at any time, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of the applicable Grantor in, to and under any one or more license agreements with respect to the Intellectual Property, and take or refrain from taking any action under any thereof, and each Grantor hereby releases the Administrative Agent and each Lender from, and agrees to hold the Administrative Agent and each Lender free and harmless from and against any claims arising out of, any action taken or omitted to be taken with respect to any such license agreement.

                  (d) In the event of any license, assignment, sale or other disposition of the Intellectual Property, or any of it, after the occurrence or continuation as hereinabove provided of an Event of Default, each Grantor shall use commercially reasonable efforts to supply its know how and expertise relating to the manufacture and sale of the products bearing or in connection with the Intellectual Property of such Grantor, and its customer lists and other records relating to the Intellectual Property of such Grantor and to the distribution of said products, to the Administrative Agent or its designee.

                  (e) Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral. Without limiting any of the foregoing, each Grantor, to the maximum extent not prohibited by applicable law, hereby (i) agrees that it will not invoke, claim or assert the benefit of any rule of law or statute now or hereafter in effect (including, without limitation, any right to prior notice or judicial hearing in connection with the Administrative Agent's possession, custody or disposition of any Collateral or any appraisal, valuation, stay, extension, moratorium or redemption law), or take or omit to take any other action, that would or could reasonably be expected to have the effect of delaying, impeding or preventing the exercise of any rights and remedies in respect of the Collateral, the absolute sale of any of the Collateral or the possession thereof by any purchaser at any sale thereof, and waives the benefit of all such laws and further agrees that it will not hinder, delay or impede the execution of any power granted hereunder to the Administrative Agent, but that it will permit the execution of every such power as though no such laws were in effect, (ii) waives all rights that it has or may have under any rule of law or statute now existing or hereafter adopted to require the Administrative Agent to marshal any Collateral or other assets in favor of such Grantor or any other party or against or in payment of any or all of the Obligations, and (iii) waives all rights that it has or may


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

have under any rule of law or statute now existing or hereafter adopted to require the Administrative Agent to pursue any third party for any of the Obligations.

                  24. GRANT OF LICENSE TO USE INTELLECTUAL PROPERTY. For the purpose of enabling the Administrative Agent to exercise rights and remedies under Section 23 hereof (including, without limiting the terms of Section 23 hereof, in order to take possession of, hold, preserve, process, assemble, prepare for sale, market for sale, sell or otherwise dispose of Collateral) at such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Administrative Agent, for the benefit of the Administrative Agent and the Lenders, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, license or sublicense any Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof, subject to (x) any exclusive licenses (i) granted prior to the date hereof, (ii) granted in the future, to the extent permitted by the Loan Agreement, or (iii) otherwise approved of by Administrative Agent and (y) subject, in the case of Trademarks and any property of similar nature, to sufficient rights to qualify control and inspection in favor of the Grantor to avoid the risk of invalidation of such Trademarks and property of similar nature.

                  25. LIMITATION ON ADMINISTRATIVE AGENT'S AND LENDERS' DUTY IN RESPECT OF COLLATERAL. The Administrative Agent and Lenders shall use reasonable care with respect to the Collateral in its possession or under its control. Neither the Administrative Agent nor any Lender shall have any other duty as to any Collateral in its possession or control or in the possession or control of any Administrative Agent or nominee of the Administrative Agent or such Lender, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Administrative Agent and the Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of the powers conferred upon them hereunder, and neither they nor any of their officers, directors, employees or Administrative Agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

                  26. MAINTENANCE OF INSURANCE. (a) Each Grantor will maintain, with financially sound and reputable companies, insurance policies (i) insuring the Inventory and Equipment against loss by fire, explosion, theft and such other casualties as may be reasonably satisfactory to the Administrative Agent and (ii) to the extent requested by the Administrative Agent, insuring such Grantor, the Administrative Agent and the Lenders against liability for personal injury and property damage relating to such Inventory and Equipment, such policies to be in such form and amounts and having such coverage as may be reasonably satisfactory to the Administrative Agent and the Lenders.

                  (b) All such insurance shall (i) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by the Administrative Agent of written notice thereof, (ii) name the Administrative Agent as insured party or loss payee, (iii) if reasonably requested by the Administrative Agent, include a breach of warranty clause and (iv) be reasonably satisfactory in all other respects to the Administrative Agent.

                  27. INTERCREDITOR AGREEMENT. Notwithstanding anything in this Security Agreement to the contrary, (a) the Lien granted to the Administrative Agent pursuant to this Security Agreement and the exercise of any right or remedy by the Administrative Agent hereunder are subject to the provisions of the Intercreditor Agreement and (b) with respect to the delivery of any Collateral which may be perfected by possession by the secured party with respect thereto, or which is required pursuant to the terms of this Security Agreement, such delivery shall be deemed to have been complied with so long


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

as such delivery is made to the Exit Facility Agent and held subject to Section
5.5 of the Intercreditor Agreement. In the event of any conflict between the terms of the Intercreditor Agreement and this Security Agreement, the terms of the Intercreditor Agreement shall govern.

                  28.      MISCELLANEOUS.

                  (a) Amendments in Writing. None of the terms or provisions of this Security Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 9.1 of the Loan Agreement.

                  (b) Reinstatement. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

                  (c) Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Security Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Loan Agreement.

                  (d) Severability. Whenever possible, each provision of this Security Agreement shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Security Agreement. This Security Agreement is to be read, construed and applied together with the Loan Agreement and the other Loan Documents which, taken together, set forth the complete understanding and agreement of the Administrative Agent, the Lenders and the Grantors with respect to the matters referred to herein and therein.

                  (e) No Waiver; Cumulative Remedies. None of the Administrative Agent nor any Lender shall by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Administrative Agent and then only to the extent therein set forth. A waiver by the Administrative Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. No notice to or demand upon a Grantor in any case shall entitle such Grantor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of the Administrative Agent to exercise any right or remedy or take any other or further action in any circumstances without notice or demand. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Administrative Agent and the Grantors.

                  (f) Limitation by Law. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

                  (g) Security Interest Absolute. All rights of the Administrative Agent hereunder, the security interests granted to the Administrative Agent hereunder and all obligations of the Grantors hereunder, shall be absolute and unconditional irrespective of

                  (i) any lack of validity or enforceability of the Loan Agreement, any other Loan Document, any other agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing;

                  (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from the Loan Agreement, any other Loan Document or any other agreement or instrument;

                  (iii) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guaranty, for all or any of the Obligations; or

                  (iv) any other circumstance which might otherwise constitute a defense available to, or discharge of, a Grantor or any other obligor in respect of the Obligations or in respect of this Security Agreement.

                  (h)      Termination of this Security Agreement. Subject to
Section 26(a) hereof, this Security Agreement shall terminate upon the indefeasible payment and performance in full in cash of all Obligations.

                  (i) Successors and Assigns. This Security Agreement and all obligations of the Grantors hereunder shall be binding upon the successors and assigns of each Grantor (including any debtor-in-possession on behalf of a Grantor) and shall, together with the rights and remedies of the Administrative Agent, for the benefit of the Administrative Agent and the Lenders, hereunder, inure to the benefit of the Administrative Agent and the Lenders, all future holders of any instrument evidencing any of the Obligations and their respective successors and assigns; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Security Agreement without the prior written consent of the Administrative Agent. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner affect the Lien granted to the Administrative Agent, for the benefit of the Administrative Agent and the Lenders, hereunder. No Grantor may assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Security Agreement.

                  (j) Counterparts. This Security Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one and the same agreement.

                  (k) GOVERNING LAW. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  (l) Submission To Jurisdiction; Waivers. Each Grantor hereby irrevocably and unconditionally:

                  (i) submits for itself and its property in any legal action or proceeding relating to this Security Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                  (ii) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address referred to in the Loan Agreement or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

                  (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                  (v) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

                  (m) WAIVER OF JURY TRIAL. EACH GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

                  (n) Section Titles. The Section titles contained in this Security Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

                  (o) No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Security Agreement. In the event an ambiguity or question of intent or interpretation arises, this Security Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Security Agreement.

                  (p) Acknowledgements. Each Grantor hereby acknowledges that:

                  (i) it has been advised by counsel in the negotiation, execution and delivery of this Security Agreement and the other Loan Documents to which it is a party;

                  (ii) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Security Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the Administrative Agent and Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

                  (iii) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Grantors and the Lenders.

                  (q) Additional Grantors. Each Subsidiary of the Borrower that is required to become a party to this Security Agreement pursuant to
Section 5.9 of the Loan Agreement shall become a Grantor for all purposes of this Security Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.

                  (r)      Releases.

                  (i) At such time as the Loans and the other Obligations shall have been paid in full, the Collateral shall be released from the Liens created hereby, and this Security Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Administrative Agent shall deliver to such Grantor any Collateral held by the Administrative Agent hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

                  (ii) If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Loan Agreement, then the security interest hereunder on such Collateral shall automatically terminate simultaneously with such sale, transfer or disposition and the Administrative Agent, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral. At the request and sole expense of the Borrower, a Guarantor shall be released from its obligations hereunder in the event that all the Capital Stock of such Guarantor (or its parent company) shall be sold, transferred or otherwise disposed of in a transaction permitted by the Loan Agreement.

                  (s) Benefit of Lenders. All Liens granted or contemplated hereby shall be for the benefit of the Administrative Agent and the Lenders, and all proceeds or payments realized from Collateral in accordance herewith shall be applied to the Obligations in accordance with the terms of the Loan Agreement.

                  IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

                                    GRANTORS:

                                    GENTEK INC.

                                    By:
                                       -----------------------------------------
                                       Name:  Matthew R. Friel
                                       Title: Vice President

                                    GENTEK HOLDING CORPORATION (formerly known
                                     as General Chemical Corporation)
                                    GENERAL CHEMICAL PERFORMANCE PRODUCTS LLC
                                    NOMA HOLDING INC.
                                    GENTEK TECHNOLOGIES MARKETING INC.
                                    VIGILANT NETWORKS LLC
                                    BIG T-2 COMPANY LLC
                                    KRONE DIGITAL COMMUNICATIONS INC.
                                    PRINTING DEVELOPMENTS, INC.
                                    KRONE INTERNATIONAL HOLDING INC.
                                    GENERAL CHEMICAL WEST LLC
                                    GENERAL CHEMICAL LLC
                                    FINI ENTERPRISES, INC.
                                    REHEIS, INC.
                                    NOMA CORPORATION
                                    NOMA DELAWARE INC.
                                    BALCRANK PRODUCTS INC.
                                    TOLEDO TECHNOLOGIES INC.
                                    DEFIANCE, INC.
                                    REHEIS HOLDINGS INC.
                                    NOMA O.P., INC.
                                    NOMA TECHNOLOGIES LIMITED PARTNERSHIP
                                    TOLEDO TECHNOLOGIES MANAGEMENT LLC
                                    DEFIANCE PRECISION PRODUCTS, INC.
                                    HY-FORM PRODUCTS, INC.
                                    DEFIANCE TESTING AND ENGINEERING SERVICES,
                                     INC.
                                    DEFIANCE PRECISION PRODUCTS MANAGEMENT LLC
                                    DEFIANCE PRECISION PRODUCTS MANUFACTURING
                                     LLC
                                    DEFIANCE KINEMATICS INC.
                                    BINDERLINE DRAFTLINE, INC.
                                    KRONE USA INCORPORATED
                                    KRONE INCORPORATED
                                    KRONE HOLDING INC.

                                    By:
                                       -----------------------------------------
                                       Name:  Matthew R. Friel
                                       Title: Vice President

                                    CON-X CORPORATION
                                    KRONE OPTICAL SYSTEMS INC.

                                    By:
                                       -----------------------------------------
                                       Name:  Kevin O'Connor
                                       Title: Vice President

                                    TOLEDO TECHNOLOGIES MANUFACTURING LLC

                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                    KRONE HOLDING LLC
                                    By its Sole Member and Manager, Krone
                                     Holding Inc.

                                    By:
                                       -----------------------------------------
                                       Name:  Matthew R. Friel
                                       Title: Vice President

                                    ADMINISTRATIVE AGENT:

                                    BNY ASSET SOLUTIONS LLC, as the
                                    Administrative Agent

                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------

                                                                   Schedule I to
                                                              Security Agreement
                                                              ------------------

                             LOCATION OF COLLATERAL
                             ----------------------

A.       Location of Chief Executive Office

B.       Location of Books and Records

C.       Location of Collateral

D.       Location of all other places of business

E.       Location of leased facilities and name of lessor/sublessor

                                                                  Schedule II to
                                                              Security Agreement
                                                              ------------------

                          JURISDICTION OF ORGANIZATION
                          ----------------------------

                                                                   Schedule A to
                                                              Security Agreement
                                                              ------------------

                                   TRADEMARKS
                                   ----------

         Trademark                    Reg. Date                  Reg. No.
---------------------------   -------------------------   ----------------------

                                                                   Schedule B to
                                                              Security Agreement
                                                              ------------------

                                     PATENTS
                                     -------

     File Number          Serial/Patent No.          Status          Title
------------------   ------------------------  ----------------  ---------------

                                                                   Schedule C to
                                                              Security Agreement
                                                              ------------------

                                   COPYRIGHTS
                                   ----------

        Titles                    Issue or Filing Date         Copyright No.
---------------------------   ---------------------------  ---------------------

                                                                    Exhibit A to
                                                              Security Agreement
                                                              ------------------

                                    GRANT OF
         SECURITY INTEREST IN [TRADEMARK or PATENT or COPYRIGHT] RIGHTS
         --------------------------------------------------------------

                  THIS GRANT OF SECURITY INTEREST IN [TRADEMARK/ PATENT/ COPYRIGHT] RIGHTS ("Agreement"), dated as of November __, 2003 among GenTek Inc., a Delaware corporation ("GenTek"), having an office at____________, the Domestic Subsidiaries identified on signature pages hereto as "Grantors", each having an office at ______________ (together with GenTek, each a "Grantor" and, collectively, the "Grantors") and BNY Asset Solutions LLC, a Delaware limited liability company, having an office at 600 East Las Colinas Boulevard, Suite 1300, Irving, Texas 75039, as administrative agent (in its capacity as administrative agent, together with any successor in such capacity, referred to herein as the "Administrative Agent") for the financial institutions (the "Lenders") now or hereafter being parties to the Senior Term Loan Agreement, dated as of the date hereof (as amended, restated, modified or supplemented from time to time in accordance with its terms, the "Loan Agreement"), among the Grantors, the Lenders and the Administrative Agent. Capitalized terms not defined herein shall have the meanings ascribed to them in the Loan Agreement.

                                   WITNESSETH:
                                   ----------

                  WHEREAS, the Lenders have agreed to enter into the Loan Agreement; and

                  WHEREAS, in order to induce the Administrative Agent and the Lenders to enter into the Loan Agreement and the other Loan Documents, the Lenders and the Administrative Agent have required the execution and delivery of this Agreement by the Grantors;

                  WHEREAS, in connection with the Loan Agreement, the Grantors have executed and delivered a Security Agreement, dated as of November 7, 2003, in favor of the Administrative Agent (together with all amendments and modifications, if any, from time to time thereafter made thereto, the "Security Agreement");

                  WHEREAS, pursuant to the Security Agreement, each Grantor granted to the Administrative Agent for the benefit of the Administrative Agent and the Lenders a continuing security interest in, lien on, and right of setoff against all Collateral, including the [Trademarks/Patents/Copyrights]; and

                  WHEREAS, each Grantor has duly authorized the execution, delivery and performance of this Agreement;

                  NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided or provided by reference in the Security Agreement.

         3. Grant of Security Interest. Each Grantor hereby grants a continuing security interest in, lien on, and a right of setoff against, [Trademarks/Patents/Copyrights] (including, without limitation, those items listed on Schedule A hereto), to the Administrative Agent for the benefit of the Administrative Agent and the Lenders as security for all Obligations.

         4. Purpose. This Agreement has been executed and delivered by each Grantor for the purpose of recording the grant of security interest herein with the United States [Patent and Trademark][Copyright] Office. The security interest granted hereby has been granted to the Lenders in connection with the Security Agreement and is expressly subject to the terms and conditions thereof. The Security Agreement (and all rights and remedies of the Lenders thereunder) shall remain in full force and effect in accordance with its terms.

         5. Acknowledgment. Each Grantor does hereby further acknowledge and affirm that the rights and remedies of the Lenders with respect to the security interest in the [Trademarks/Patents/Copyrights] granted hereby are more fully set forth in the Loan Agreement and the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

         6. Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together constitute one and the same original.

                  [Remainder of Page Intentionally Left Blank]

                  IN WITNESS WHEREOF, the Grantors and the Administrative Agent have caused this Security Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                    GRANTORS:

                                    GENTEK INC.

                                    By:
                                       -----------------------------------------
                                    Title:

                                    GENTEK HOLDING CORPORATION
                                     (formerly known as General Chemical
                                     Corporation)
                                    CON-X CORPORATION
                                    GENERAL CHEMICAL PERFORMANCE PRODUCTS LLC
                                    NOMA HOLDING INC.
                                    GENTEK TECHNOLOGIES MARKETING INC.
                                    HN INVESTMENT HOLDINGS INC.
                                    VIGILANT NETWORKS LLC
                                    BIG T-2 COMPANY LLC
                                    KRONE DIGITAL COMMUNICATIONS INC.
                                    PRINTING DEVELOPMENTS, INC.
                                    KRONE INTERNATIONAL HOLDING INC.
                                    GENERAL CHEMICAL WEST LLC
                                    GENERAL CHEMICAL LLC
                                    FINI ENTERPRISES, INC.
                                    REHEIS, INC.
                                    WATERSIDE URBAN RENEWAL CORPORATION
                                    NOMA CORPORATION
                                    NOMA DELAWARE INC.
                                    BALCRANK PRODUCTS INC.
                                    TOLEDO TECHNOLOGIES INC.
                                    DEFIANCE, INC.
                                    KRONE OPTICAL SYSTEMS INC.
                                    REHEIS INTERNATIONAL INC.
                                    REHEIS HOLDINGS INC.
                                    NOMA O.P., INC.
                                    NOMA TECHNOLOGIES LIMITED PARTNERSHIP
                                    PCT MEXICO CORPORATION
                                    ELECTRONIC INTERCONNECT SYSTEMS, INC.
                                    TOLEDO TECHNOLOGIES MANAGEMENT LLC
                                    TOLEDO TECHNOLOGIES MANUFACTURING LLC
                                    DEFIANCE PRECISION PRODUCTS, INC.
                                    HY-FORM PRODUCTS, INC.
                                    DEFIANCE TESTING AND ENGINEERING SERVICES,
                                     INC.
                                    DEFIANCE PRECISION PRODUCTS MANAGEMENT LLC
                                    DEFIANCE PRECISION PRODUCTS MANUFACTURING
                                     LLC
                                    DEFIANCE KINEMATICS INC.
                                    BINDERLINE DRAFTLINE, INC.
                                    KRONE INTERNATIONAL HOLDING INC.
                                    KRONE HOLDING INC.

                                    KRONE HOLDING LLC
                                    KRONE USA INCORPORATED
                                    KRONE INCORPORATED

                                    By:
                                       -----------------------------------------
                                    Title:

Accepted and Agreed:

BNY ASSET SOLUTIONS LLC, as Administrative Agent

By:
  -------------------------
  Name:
  Title:

STATE OF                   )
                           ) ss
COUNTY OF                  )

                  On the ____ day of __________, 20__, before me personally came ___________________, who is personally known to me to be the ___________________
of [name of Obligor/name of Borrower], a [state] [form of entity]; who, being duly sworn, did depose and say that she/he is the _______________________in such [form of entity], the [form of entity] described in and which executed the foregoing instrument; that she/he executed and delivered said instrument pursuant to authority given by the [governing body of entity -- ie, Board of Directors] of such [form of entity]; and that she/he acknowledged said instrument to be the free act and deed of said [form of entity].

                                             ------------------------------
                                             Notary Public

                                             (PLACE STAMP ABOVE)

STATE OF                   )
                           ) ss
COUNTY OF                  )

                  On the ____ day of __________, 20__, before me personally came ___________________, who is personally known to me to be the ___________________
of BNY Asset Solutions LLC, a Delaware limited liability company; who, being duly sworn, did depose and say that she/he is the _______________________in such company, the company described in and which executed the foregoing instrument; that she/he executed and delivered said instrument pursuant to authority given by the Board of Directors of such company; and that she/he acknowledged said instrument to be the free act and deed of said company.

                                             ------------------------------
                                             Notary Public

                                             (PLACE STAMP ABOVE)

                                                                   Schedule A to
                                                              Security Agreement
                                                              ------------------

                                   SCHEDULE A


    U.S. [PATENTS OR TRADEMARKS OR COPYRIGHTS] REGISTRATIONS AND APPLICATIONS

[For Trademarks:]
         Trademark                    Reg. Date                 Reg. No.
---------------------------   ------------------------   -----------------------

[For Patents:]
        File Number        Serial/Patent No.        Status           Title
----------------------   --------------------   ---------------  --------------

[For Copyrights:]
        File Number        Serial/Patent No.        Status           Title
----------------------   --------------------   ---------------  --------------

                            SPECIAL POWER OF ATTORNEY


STATE OF NEW YORK          )
                           ) ss.:
COUNTY OF NEW YORK         )

                  KNOW ALL MEN BY THESE PRESENTS, THAT [NAME OF GRANTOR], a ______________ corporation, with its principal office at __________________, (hereinafter called the "Assignor"), hereby appoints and constitutes BNY Asset Solutions LLC, a Delaware limited liability company, as administrative agent (in its capacity as administrative agent, together with any successor in such capacity, referred to herein as the "Assignee") for the financial institutions (the "Lenders") now or hereafter being parties to the Senior Term Loan and Guarantee Agreement, dated as of the date hereof (as amended, modified or supplemented from time to time in accordance with its terms, the "Loan Agreement"), among the Assignor, certain affiliates of the Assignor and the Assignee, its true and lawful attorney, with full power of substitution, and with full power and authority to perform the following acts on behalf of the Assignor upon and during the continuance of an Event of Default:

                  1. For the purpose of assigning, selling, licensing or otherwise disposing of all right, title and interest of the Assignor in and to any letters patent of the United States or any other country or political subdivision thereof, and all registrations, recordings, reissues, continuations, continuations-in-part and extensions thereof, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose;

                  2. For the purpose of assigning, selling, licensing or otherwise disposing of all right, title and interest of the Assignor in and to any trademarks, trade names, trade styles and service marks, and all registrations, recordings, reissues, extensions and renewals thereof, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose;

                  3. To execute any and all documents, statements, certificates or other papers necessary or advisable in order to obtain the purposes described above as the Assignee may in its sole discretion determine.

                  This power of attorney is made pursuant to a Security Agreement, dated the date hereof, between the Assignor and the Assignee and takes effect solely for the purposes of Section 17 thereof and is subject to the conditions thereof and may not be revoked until the indefeasible payment and performance in full in cash of all "Obligations" as defined in such Security Agreement.

Dated: ________ __, 2003

                                             [NAME OF GRANTOR]

                                             By:
                                                --------------------------------
                                             Name:
                                             Title:

                                                                      Annex 1 to
                                                              Security Agreement
                                                              ------------------

                  ASSUMPTION AGREEMENT, dated as of ________________, 200_, made by ______________________________ (the "Additional Grantor"), in favor of BNY
Asset Solutions LLC, a Delaware limited liability company, as administrative agent (in such capacity, the "Administrative Agent") for the banks and other financial institutions or entities (the "Lenders") parties to the Loan Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Loan Agreement.

                                   WITNESSETH:
                                   ----------

                  WHEREAS, GenTek Inc. (the "Borrower"), the Lenders and the Administrative Agent have entered into a Senior Term Loan and Guarantee Agreement, dated as of November 7, 2003 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement");

                  WHEREAS, in connection with the Loan Agreement, the Borrower and certain of its Affiliates (other than the Additional Grantor) have entered into the Security Agreement, dated as of November 7, 2003 (as amended, supplemented or otherwise modified from time to time, the "Security Agreement") in favor of the Administrative Agent for the benefit of the Lenders;

                  WHEREAS, the Loan Agreement requires the Additional Grantor to become a party to the Security Agreement; and

                  WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Security Agreement;

                  NOW, THEREFORE, IT IS AGREED:

                  1. Security Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 27(q) of the Security Agreement, hereby becomes a party to the Security Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules to the Security Agreement. The Additional Grantor hereby represents and warrants that each of the applicable representations and warranties contained in the Security Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

                  2. Governing Law. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

                                             [ADDITIONAL GRANTOR]

                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

                                                                    Annex 1-A to
                                                            Assumption Agreement
                                                            --------------------

                            Supplement to Schedule I
                            ------------------------

                            Supplement to Schedule II
                            -------------------------

                            Supplement to Schedule A
                            ------------------------

                            Supplement to Schedule B
                            ------------------------

                            Supplement to Schedule C
                            ------------------------

                            Supplement to Schedule D
                            ------------------------

                            Supplement to Schedule E
                            ------------------------

                            Supplement to Schedule F
                            ------------------------